                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 20, 1999
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



             1-6157                                   36-1208070
             ------                                   ----------
    (Commission File Number)             (IRS Employer Identification Number)


    500 West Monroe Street, Chicago, Illinois                 60661
    -----------------------------------------                 -----
    (Address of principal executive offices)               (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On April 20, 1999, Heller Financial, Inc. (the "Registrant") issued a press release announcing the acquisition of HealthCare Financial Partners, Inc. for $35.00 per share in a stock and cash transaction. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99        Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 20, 1999



                                       HELLER FINANCIAL, INC.



                                       By: /s/ Lauralee E. Martin
                                          --------------------------------
                                               Lauralee E. Martin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                               Sequentially
Number                                                Numbered Pages
------                                                --------------

99        Heller Financial, Inc. - Press Release      4-5



                                       3